U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ____________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 17, 2005
                                                        -----------------

                      WILSON GREATBATCH TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  1-16137                  16-1531026
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 (State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)



          9645 Wehrle Drive, Clarence, New York                 14031
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         (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (716) 759-5600
                                                           --------------


                                    Not Applicable
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            (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02. Results of Operations and Financial Condition
           ---------------------------------------------

               On February 17, 2005, Wilson Greatbatch Technologies, Inc. (the "Company") issued a press release announcing its results for the fiscal quarter and full year ended December 31, 2004. A copy of the release is furnished with this report as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

               The information contained in this report is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits
           ---------------------------------

               (c) Exhibits

               99.1  Press Release dated February 17, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


   Dated: February 17, 2005                WILSON GREATBATCH TECHNOLOGIES, INC.

                                           By: /s/ Lawrence P. Reinhold
                                               ---------------------------------
                                               Lawrence P. Reinhold
                                               Executive Vice President and
                                               Chief Financial Officer

EXHIBIT            DESCRIPTION
NUMBER             -----------
-------

99.1 Press Release of Wilson Greatbatch Technologies, Inc. dated February 17, 2005.